                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      Each person whose signature appears below appoints Dewey R. Yaeger and Kurt R. Stevenson, as such person's true and lawful attorney to execute in the name of each such person, a Registration Statement of Form S-8 registering under the Securities Act of 1933, as amended, common shares to be sold under the UnionBancorp, Inc. 2003 Stock Option Plan; and to file any amendments to that Registration Statement that such attorney may deem necessary or desirable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission with respect thereto; and each of the undersigned hereby ratifies all that said attorney will do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

                  Signature                                              Title                               Date
--------------------------------------------              ----------------------------------          ------------------
   /s/Dewey R. Yaeger                                     President, Chief Executive Officer          September 23, 2004
--------------------------------------------              (Principal Executive Officer)
Dewey R. Yaeger                                           and Director

   /s/Dennis J. McDonnell                                 Chairman of the Board                       September 23, 2004
--------------------------------------------              and Director
Dennis J. McDonnell

   /s/Richard J. Berry                                    Director                                    September 23, 2004
--------------------------------------------
Richard J. Berry

   /s/Walter E. Breipohl                                  Director                                    September 23, 2004
--------------------------------------------
Walter E. Breipohl

   /s/Robert J. Doty                                      Director                                    September 23, 2004
--------------------------------------------
Robert J. Doty

   /s/I.J. Reinhardt, Jr.                                 Director                                    September 23, 2004
--------------------------------------------
I.J. Reinhardt, Jr.

   /s/John A. Shinkle                                     Director                                    September 23, 2004
--------------------------------------------
John A. Shinkle

   /s/Scott C. Sullivan                                   Director                                    September 23, 2004
--------------------------------------------
Scott C. Sullivan

   /s/John A. Trainor                                     Director                                    September 23, 2004
--------------------------------------------
John A. Trainor